EXHIBIT 13.2


                            CERTIFICATION PURSUANT TO

                             8 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                   SECTION 906 OF THE SARBANES-OXLEY ACT 2002

     In connection with the Annual Report on Form 20-F of Mahanagar Telephone Nigam Limited (the "Company") for the yearly period ended March 31, 2004 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, R.C. Sen, Deputy General Manager (Accounts) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



          /s/ R.C. Sen
Name:     R.C. Sen
Title:    Deputy General Manager (Accounts)
Date:     September 29, 2004

     The foregoing certificate is solely for the purposes of compliance with the aforementioned Section 906 of the Sarbanes-Oxley Act 2002 and is not intended to be used or relied upon for any other purposes.